                                                                     Exhibit 23

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our reports dated February 14, 2001, accompanying the consolidated financial statements and schedule included in the Annual Report of Healthcare Services Group, Inc. on Form 10-K for the year ended December 31, 2000. We hereby consent to the incorporation by reference of said reports in the Post-Effective Amendment No. 1 to the Registration Statements (Forms S-8 No. 2-95092 and No. 2-99215), and in the Registration Statement (Form S-8 No. 33-35915) pertaining to the Incentive Stock Option Plan and the Non-Qualified Stock Option Plans of Healthcare Services Group, Inc. and in the Registration Statement (Form S-8 No. 333-92835) pertaining to the Employee Stock Purchase Plan and Deferred Compensation Plan of Healthcare Services Group, Inc.




/s/ Grant Thornton LLP
New York, New York
March 19, 2001





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


                     REPORT OF INDEPENDENT CERTIFIED PUBLIC
                             ACCOUNTANTS ON SCHEDULE



Board of Directors and Stockholders
   Healthcare Services Group, Inc.


In connection with our audits of the consolidated financial statements of Healthcare Services Group, Inc., referred to in our report dated February 14, 2001, which is included in the 2000 Annual Report to Shareholders and is incorporated by reference in Form 10-K, we have also audited Schedule II for each of the three years in the period ended December 31, 2000. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.




/s/ Grant Thornton LLP
New York, New York
February 14, 2001

                         Healthcare Services Group, Inc.
                 Schedule II - Valuation and Qualifying Accounts
                  Years Ended December 31, 2000, 1999, and 1998

                                                                     Additions
                                                      -------------------------------------
                                     Balance-             Charged to          Charged to
                                   Beginning of           Costs and             Other            Deductions          Balance-End
Description                           Period               Expenses          Accounts (A)            (B)              of Period
-----------------------------    -----------------    -----------------   -----------------   -----------------   -----------------
2000
Allowance for Doubtful
  Accounts                             $ 7,278,000          $ 3,250,000                             $ 5,614,000         $ 4,914,000
                                 =================    =================   =================   =================   =================

1999
Allowance for Doubtful
  Accounts                             $ 3,449,000          $ 7,250,314                             $ 3,421,314         $ 7,278,000
                                 =================    =================   =================   =================   =================

Allowance for Doubtful
  Accounts- Long-term Notes            $ 2,777,580            $ 816,214                             $ 3,593,794                 -0-
                                 =================    =================   =================   =================   =================

1998
Allowance for Doubtful
  Accounts                             $ 3,663,000          $ 2,339,515                             $ 2,553,515         $ 3,449,000
                                 =================    =================   =================   =================   =================

Allowance for Doubtful
  Accounts- Long-term Notes              $ 336,500                              $ 2,441,080                             $ 2,777,580
                                 =================    =================   =================   =================   =================


(A) Represents reclassificatons from allowance for doubtful accounts and other accounts
(B) Represents write-offs and reclassifications.


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